                                                                    Exhibit 99.1

     Student Loan Finance Corporation
     Noteholders' Statement Pursuant to Section 5.23 of the Indenture and
     Section 21 of the Servicing Agreement (Unaudited)

     Education Loans Incorporated - 1999-1 Indenture
     Student Loan Asset-Backed Notes
     Series 1999-1, 2000-1, 2001-1, 2002-1 and 2003-1
     Report for the Month Ended December 31, 2003

I.   Noteholder Information

A.   Identification of Notes

     Series    Description                                 Cusip #           Due Date
     ----------------------------------------------------------------------------------------
     1999-1A   Senior Auction Rate Notes ................. 280907AP1 ....... December 1, 2035
     1999-1B   Senior Auction Rate Notes ................. 280907AQ9 ....... December 1, 2035
     1999-1C   Subordinate Auction Rate Notes ............ 280907AR7 ....... December 1, 2035
     2000-1A   Senior Auction Rate Notes ................. 280907AS5 ....... December 1, 2035
     2000-1B   Senior Auction Rate Notes ................. 280907AT3 ....... December 1, 2035
     2000-1C   Subordinate Auction Rate Notes ............ 280907AU0 ....... December 1, 2035
     2001-1A   Senior Auction Rate Notes ................. 280907AV8 ....... December 1, 2035
     2001-1B   Senior Auction Rate Notes ................. 280907AW6 ....... December 1, 2035
     2001-1C   Subordinate Auction Rate Notes ............ 280907AX4 ....... December 1, 2035
     2002-1A   Senior Auction Rate Notes ................. 280907AY2 ....... December 1, 2035
     2002-1B   Senior Auction Rate Notes ................. 280907AZ9 ....... December 1, 2035
     2002-1C   Subordinate Auction Rate Notes ............ 280907BA3 ....... December 1, 2035
     2003-1A   Senior Auction Rate Notes ................. 280907BB1 ....... December 1, 2035
     2003-1B   Senior Auction Rate Notes ................. 280907BC9 ....... December 1, 2035
     2003-1C   Senior Auction Rate Notes ................. 280907BD7 ....... December 1, 2035
     2003-1D   Subordinate Auction Rate Notes ............ 280907BE5 ....... December 1, 2035

B.   Notification of Redemption Call of Notes

     Series 1999-1:
       None
     Series 2000-1:
       None
     Series 2001-1:
       None
     Series 2002-1:
       None
     Series 2003-1:
       None

C.   Principal Outstanding - December, 2003

                            Principal     Principal     Principal         Principal
                         Outstanding,      Borrowed      Payments      Outstanding,
     Series            Start of Month  During Month  During Month      End of Month
     ------------------------------------------------------------------------------
     Series 1999-1:
       1999-1A       $  78,000,000.00  $       0.00  $       0.00  $  78,000,000.00
       1999-1B          39,000,000.00          0.00          0.00     39,000,000.00
       1999-1C           9,300,000.00          0.00          0.00      9,300,000.00
                     --------------------------------------------------------------
       Total           126,300,000.00          0.00          0.00    126,300,000.00
                     --------------------------------------------------------------
     Series 2000-1:
       2000-1A          54,100,000.00          0.00          0.00     54,100,000.00
       2000-1B          54,100,000.00          0.00          0.00     54,100,000.00
       2000-1C          22,000,000.00          0.00          0.00     22,000,000.00
                     --------------------------------------------------------------
       Total           130,200,000.00          0.00          0.00    130,200,000.00
                     --------------------------------------------------------------
     Series 2001-1:
       2001-1A          79,000,000.00          0.00          0.00     79,000,000.00
       2001-1B          79,000,000.00          0.00          0.00     79,000,000.00
       2001-1C          23,800,000.00          0.00          0.00     23,800,000.00
                     --------------------------------------------------------------
       Total           181,800,000.00          0.00          0.00    181,800,000.00
                     --------------------------------------------------------------
     Series 2002-1:
       2002-1A          82,700,000.00          0.00          0.00     82,700,000.00
       2002-1B          82,700,000.00          0.00          0.00     82,700,000.00
       2002-1C          24,500,000.00          0.00          0.00     24,500,000.00
                     --------------------------------------------------------------
       Total           189,900,000.00          0.00          0.00    189,900,000.00
                     --------------------------------------------------------------
     Series 2003-1:
       2003-1A          52,000,000.00          0.00          0.00     52,000,000.00
       2003-1B          67,000,000.00          0.00          0.00     67,000,000.00
       2003-1C          69,000,000.00          0.00          0.00     69,000,000.00
       2003-1D          30,500,000.00          0.00          0.00     30,500,000.00
                     --------------------------------------------------------------
       Total           218,500,000.00          0.00          0.00    218,500,000.00
                     --------------------------------------------------------------
     Totals          $ 846,700,000.00  $       0.00  $       0.00  $ 846,700,000.00
                     ==============================================================


D.   Accrued Interest Outstanding - December, 2003

                     Accrued Interest      Interest      Interest  Accrued Interest      Interest
                         Outstanding,       Accrued      Payments      Outstanding,    Rate As Of
     Series            Start of Month  During Month  During Month      End of Month  End Of Month
     --------------------------------------------------------------------------------------------
     Series 1999-1:
       1999-1A       $      47,341.67  $  80,578.42  $  69,766.76  $      58,153.33      1.22000%
       1999-1B              23,670.83     40,289.08     34,883.24         29,076.67      1.22000%
       1999-1C               6,380.83     10,694.91      9,403.24          7,672.50      1.35000%
                     --------------------------------------------------------------
       Total                77,393.33    131,562.41    114,053.24         94,902.50
                     --------------------------------------------------------------
     Series 2000-1:
       2000-1A              43,204.86     54,415.46     48,389.32         49,231.00      1.17000%
       2000-1B              31,107.50     56,098.57     48,389.32         38,816.75      1.23000%
       2000-1C              20,625.00     24,719.44     23,100.00         22,244.44      1.30000%
                     --------------------------------------------------------------
       Total                94,937.36    135,233.47    119,878.64        110,292.19
                     --------------------------------------------------------------
     Series 2001-1:
       2001-1A              27,276.94     79,943.55     69,432.16         37,788.33      1.23000%
       2001-1B               7,570.83     79,548.58     70,661.08         16,458.33      1.25000%
       2001-1C               9,817.50     28,130.28     24,990.00         12,957.78      1.40000%
                     --------------------------------------------------------------
       Total                44,665.27    187,622.41    165,083.24         67,204.44
                     --------------------------------------------------------------
     Series 2002-1:
       2002-1A              44,910.69     85,112.21     73,970.68         56,052.22      1.22000%
       2002-1B              25,728.89     83,044.61     72,040.92         36,732.58      1.23000%
       2002-1C               9,187.50     28,923.61     25,725.00         12,386.11      1.40000%
                     --------------------------------------------------------------
       Total                79,827.08    197,080.43    171,736.60        105,170.91
                     --------------------------------------------------------------
     Series 2003-1:
       2003-1A               4,983.33     52,361.08     46,511.08         10,833.33      1.25000%
       2003-1B              51,366.67     67,353.67     59,927.84         58,792.50      1.17000%
       2003-1C              37,470.83     71,012.60     61,716.76         46,766.67      1.22000%
       2003-1D              11,437.50     36,006.94     32,025.00         15,419.44      1.40000%
                     --------------------------------------------------------------
       Total               105,258.33    226,734.29    200,180.68        131,811.94
                     --------------------------------------------------------------
     Totals          $     402,081.37  $ 878,233.01  $ 770,932.40  $     509,381.98
                     ==============================================================

E.   Net Loan Rates for Next Interest Period

                      Interest Period
     Series             Starting Date         Net Loan Rate
     -------------------------------------------------------
     Series 1999-1:
       1999-1A              04-Feb-04                 5.21%
       1999-1B              04-Feb-04                 5.25%
       1999-1C              04-Feb-04                 4.90%
     Series 2000-1:
       2000-1A              29-Jan-04                 5.23%
       2000-1B              05-Feb-04                 5.20%
       2000-1C              29-Jan-04                 5.00%
     Series 2001-1:
       2001-1A              12-Feb-04                 5.27%
       2001-1B              19-Feb-04                 5.15%
       2001-1C              12-Feb-04                 4.90%
     Series 2002-1:
       2002-1A              06-Feb-04                 5.26%
       2002-1B              13-Feb-04                 5.32%
       2002-1C              13-Feb-04                 4.95%
     Series 2003-1:
       2003-1A              20-Feb-04                 5.30%
       2003-1B              30-Jan-04                 5.23%
       2003-1C              06-Feb-04                 5.25%
       2003-1D              13-Feb-04                 4.95%

F.   Noteholders' Carry-Over Amounts - December, 2003

                           Carry-Over                                                   Carry-Over
                             Amounts,            Additions             Payments           Amounts,
     Series            Start of Month         During Month         During Month       End of Month
     ----------------------------------------------------------------------------------------------
     Series 1999-1:
       1999-1A                  $0.00                $0.00                $0.00              $0.00
       1999-1B                   0.00                 0.00                 0.00               0.00
       1999-1C                   0.00                 0.00                 0.00               0.00
                   --------------------------------------------------------------------------------
       Total                     0.00                 0.00                 0.00               0.00
                   --------------------------------------------------------------------------------
     Series 2000-1:
       2000-1A                   0.00                 0.00                 0.00               0.00
       2000-1B                   0.00                 0.00                 0.00               0.00
       2000-1C                   0.00                 0.00                 0.00               0.00
                   --------------------------------------------------------------------------------
       Total                     0.00                 0.00                 0.00               0.00
                   --------------------------------------------------------------------------------
     Series 2001-1:
       2001-1A                   0.00                 0.00                 0.00               0.00
       2001-1B                   0.00                 0.00                 0.00               0.00
       2001-1C                   0.00                 0.00                 0.00               0.00
                   --------------------------------------------------------------------------------
       Total                     0.00                 0.00                 0.00               0.00
                   --------------------------------------------------------------------------------
     Series 2002-1:
       2002-1A                   0.00                 0.00                 0.00               0.00
       2002-1B                   0.00                 0.00                 0.00               0.00
       2002-1C                   0.00                 0.00                 0.00               0.00
                   --------------------------------------------------------------------------------
       Total                     0.00                 0.00                 0.00               0.00
                   --------------------------------------------------------------------------------
     Series 2003-1:
       2003-1A                   0.00                 0.00                 0.00               0.00
       2003-1B                   0.00                 0.00                 0.00               0.00
       2003-1C                   0.00                 0.00                 0.00               0.00
       2003-1D                   0.00                 0.00                 0.00               0.00
                   --------------------------------------------------------------------------------
       Total                     0.00                 0.00                 0.00               0.00
                   --------------------------------------------------------------------------------
     Totals                     $0.00                $0.00                $0.00              $0.00
                   ================================================================================

G.   Noteholders' Accrued Interest on Carry-Over Amounts - December, 2003

                              Accrued             Interest             Interest            Accrued
                            Interest,              Accrued             Payments          Interest,
     Series            Start of Month         During Month         During Month       End of Month
     ----------------------------------------------------------------------------------------------
     Series 1999-1:
       1999-1A                  $0.00                $0.00                $0.00              $0.00
       1999-1B                   0.00                 0.00                 0.00               0.00
       1999-1C                   0.00                 0.00                 0.00               0.00
                   --------------------------------------------------------------------------------
       Total                     0.00                 0.00                 0.00               0.00
                   --------------------------------------------------------------------------------
     Series 2000-1:
       2000-1A                   0.00                 0.00                 0.00               0.00
       2000-1B                   0.00                 0.00                 0.00               0.00
       2000-1C                   0.00                 0.00                 0.00               0.00
                   --------------------------------------------------------------------------------
       Total                     0.00                 0.00                 0.00               0.00
                   --------------------------------------------------------------------------------
     Series 2001-1:
       2001-1A                   0.00                 0.00                 0.00               0.00
       2001-1B                   0.00                 0.00                 0.00               0.00
       2001-1C                   0.00                 0.00                 0.00               0.00
                   --------------------------------------------------------------------------------
       Total                     0.00                 0.00                 0.00               0.00
                   --------------------------------------------------------------------------------
     Series 2002-1:
       2002-1A                   0.00                 0.00                 0.00               0.00
       2002-1B                   0.00                 0.00                 0.00               0.00
       2002-1C                   0.00                 0.00                 0.00               0.00
                   --------------------------------------------------------------------------------
       Total                     0.00                 0.00                 0.00               0.00
                   --------------------------------------------------------------------------------
     Series 2003-1:
       2003-1A                   0.00                 0.00                 0.00               0.00
       2003-1B                   0.00                 0.00                 0.00               0.00
       2003-1C                   0.00                 0.00                 0.00               0.00
       2003-1D                   0.00                 0.00                 0.00               0.00
                   --------------------------------------------------------------------------------
       Total                     0.00                 0.00                 0.00               0.00
                   --------------------------------------------------------------------------------
     Totals                     $0.00                $0.00                $0.00              $0.00
                   ================================================================================

II.  Fund Information

A.   Reserve Funds - December, 2003

                                                                                            Amount
                                                                                 ------------------
     Balance, Start of Month ...................................................   $ 13,015,500.00
     Additions During Month (From Issuance of Notes) ...........................              0.00
     Less Withdrawals During Month .............................................              0.00
                                                                                 ------------------
     Balance, End of Month .....................................................   $ 13,015,500.00
                                                                                 ==================

B.   Capitalized Interest Accounts - December, 2003

                                                                                            Amount
                                                                                 ------------------
     Balance, Start of Month ...................................................   $          0.00
     Additions During Month (From Issuance of Notes) ...........................              0.00
     Less Withdrawals During Month .............................................              0.00
                                                                                 ------------------
     Balance, End of Month .....................................................   $          0.00
                                                                                 ==================

C.   Acquisition Accounts - December, 2003

                                                                                            Amount
                                                                                 ------------------
     Balance, Start of Month ...................................................   $    849,531.37
     Additions During Month:
      Acquisition Funds from Note Issuance .....................................              0.00
      Recycling from Surplus Funds .............................................     17,640,000.00
     Less Withdrawals for Initial Purchase of Eligible Loans:
      Principal Acquired .......................................................              0.00
      Accrued Income ...........................................................              0.00
      Premiums and Related Acquisition Costs ...................................              0.00
     Less Withdrawals for Eligible Loans:

      Total Principal Acquired .............................     (13,405,242.94)
      Accrued Interest Acquired ............................               0.00
      Origination Fees Charged .............................           5,173.32
      Premiums and Related Acquisition Costs ...............         (48,647.91)
                                                             -------------------
      Net Costs of Loans Acquired ..............................................    (13,448,717.53)
                                                                                 ------------------
     Balance, End of Month .....................................................   $  5,040,813.84
                                                                                 ==================

D.  Alternative Loan Guarantee Accounts - December, 2003

                                                                                        Amount
                                                                            -------------------
     Balance, Start of Month ............................................        $4,610,076.95
     Additions During Month (Initial Purchase of Student Loans) .........                 0.00
     Guarantee Fees Received (Refunded) During Month ....................           448,717.35
     Interest Received During Month .....................................             2,744.45
     Other Additions (Transfers) During Month ...........................          (285,577.00)
     Less Withdrawals During Month for Default Payments .................          (437,796.03)
                                                                            -------------------
     Balance, End of Month ..............................................        $4,338,165.72
                                                                            ===================

III. Student Loan Information

A.  Student Loan Principal Outstanding - December, 2003

                                                                                        Amount
                                                                            -------------------
     Balance, Start of Month ............................................      $800,541,130.84
     Initial Purchase of Eligible Loans .................................                 0.00
     Loans Purchased / Originated .......................................        13,405,242.94
     Capitalized Interest ...............................................         1,104,800.30
     Less Principal Payments Received ...................................       (13,509,199.29)
     Less Defaulted Alternative Loans Transferred .......................          (421,677.09)
     Less Sale of Loans .................................................        (8,088,990.07)
     Other Increases (Decreases) ........................................           (15,852.88)
                                                                            -------------------
     Balance, End of Month ..............................................      $793,015,454.75
                                                                            ===================

B.  Composition of Student Loan Portfolio as of December 31, 2003

                                                                                        Amount
                                                                            -------------------
     Aggregate Outstanding Principal Balance ............................      $793,015,454.75
     Number of Borrowers ................................................              102,884
     Average Outstanding Principal Balance Per Borrower .................      $         7,708
     Number of Loans (Promissory Notes) .................................              225,537
     Average Outstanding Principal Balance Per Loan .....................      $         3,516
     Weighted Average Interest Rate .....................................                 4.02%

C.  Distribution of Student Loan Portfolio by Loan Type as of December 31, 2003

                                                                Outstanding
                                                                  Principal
     Loan Type                                                      Balance             Percent
     ------------------------------------------------------------------------------------------
     Stafford - Subsidized .............................    $228,218,950.56               28.8%
     Stafford - Unsubsidized ...........................     165,578,640.82               20.9%
     Stafford - Nonsubsidized ..........................          12,589.67                0.0%
     PLUS ..............................................      36,379,595.60                4.6%
     SLS ...............................................          69,960.97                0.0%
     Consolidation .....................................     135,100,959.12               17.0%
     Alternative .......................................     227,654,758.01               28.7%
                                                          -------------------------------------
     Total .............................................    $793,015,454.75              100.0%
                                                          =====================================

D.  Distribution of Student Loan Portfolio by Interest Rate as of December 31,
    2003

                                                                 Outstanding
                                                                   Principal
     Interest Rate                                                   Balance         Percent
     ----------------------------------------------------------------------------------------
     Less Than 3.00% .....................................   $225,203,874.20           28.4%
     3.00% to 3.49% ......................................   $206,261,250.21           26.0%
     3.50% to 3.99% ......................................   $ 22,036,171.94            2.8%
     4.00% to 4.49% ......................................   $154,135,502.99           19.4%
     4.50% to 4.99% ......................................   $ 25,337,535.13            3.2%
     5.00% to 5.49% ......................................   $ 65,561,288.12            8.3%
     5.50% to 5.99% ......................................   $  5,671,366.76            0.7%
     6.00% to 6.49% ......................................   $ 28,637,902.31            3.6%
     6.50% to 6.99% ......................................   $ 13,940,371.83            1.8%
     7.00% to 7.49% ......................................   $ 25,489,624.90            3.2%
     7.50% to 7.99% ......................................   $  6,103,733.54            0.8%
     8.00% to 8.49% ......................................   $  8,533,065.48            1.1%
     8.50% or Greater ....................................   $  6,103,767.34            0.8%
                                                           ----------------------------------
     Total ...............................................   $793,015,454.75          100.0%
                                                           ==================================

E. Distribution of Student Loan Portfolio by Borrower Payment Status as of December 31, 2003

                                                                 Outstanding
                                                                   Principal
     Borrower Payment Status                                         Balance         Percent
     ---------------------------------------------------------------------------------------
     School ..............................................   $211,354,687.57           26.7%
     Grace ...............................................     40,661,535.65            5.1%
     Repayment ...........................................    415,303,151.91           52.4%
     Deferment ...........................................    101,248,558.95           12.8%
     Forbearance .........................................     24,447,520.67            3.1%
                                                           ---------------------------------
     Total ...............................................   $793,015,454.75          100.0%
                                                           =================================

F. Distribution of Student Loan Portfolio by Delinquency Status as of December 31, 2003

                                                             Percent by Outstanding Balance
                                                           ----------------------------------
                                               Outstanding          Excluding
                                                 Principal       School/Grace   All Loans in
     Delinquency Status                            Balance       Status Loans      Portfolio
     ----------------------------------------------------------------------------------------
     31 to 60 Days ......................   $19,429,125.17               3.6%           2.5%
     61 to 90 Days ......................     9,304,736.53               1.7%           1.2%
     91 to 120 Days .....................     6,911,726.04               1.3%           0.9%
     121 to 180 Days ....................    11,050,573.41               2.0%           1.4%
     181 to 270 Days ....................     7,582,980.27               1.4%           1.0%
     Over 270 Days ......................     2,815,188.66               0.5%           0.4%
     Claims Filed, Not Yet Paid .........     2,161,898.72               0.4%           0.3%
                                           --------------------------------------------------
     Total ..............................   $59,256,228.80              11.0%           7.5%
                                           ==================================================

G. Distribution of Student Loan Portfolio by Guarantee Status as of December 31, 2003

                                                                 Outstanding
                                                                   Principal
     Guarantee Status                                                Balance         Percent
     ----------------------------------------------------------------------------------------
     FFELP Loan Guaranteed 100% ..........................   $    870,207.55            0.1%
     FFELP Loan Guaranteed 98% ...........................    564,490,489.19           71.2%
     Alternative Loans Non-Guaranteed ....................    227,654,758.01           28.7%
                                                            --------------------------------
     Total ...............................................   $793,015,454.75          100.0%
                                                            ================================

H. Distribution of Student Loan Portfolio by Guarantee Agency as of December 31, 2003

                                                                                         Outstanding
                                                                                           Principal
     Guarantee Agency                                                                        Balance           Percent
     ------------------------------------------------------------------------------------------------------------------
     Education Assistance Corporation ............................................   $423,952,409.19             53.5%
     Great Lakes Higher Education Corporation ....................................    106,396,397.23             13.4%
     California Student Aid Commission ...........................................      9,189,183.23              1.2%
     Student Loans of North Dakota ...............................................      8,797,438.99              1.1%
     Texas GSLC ..................................................................      2,854,883.54              0.4%
     Pennsylvania Higher Education Assistance Agency .............................      3,257,333.90              0.4%
     United Student Aid Funds, Inc ...............................................      8,647,869.03              1.1%
     Other Guarantee Agencies ....................................................      2,265,181.63              0.3%
     Alternative Loans Non-Guaranteed ............................................    227,654,758.01             28.7%
                                                                                   ------------------------------------
     Total .......................................................................   $793,015,454.75            100.0%
                                                                                   ====================================

I.  Fees and Expenses Accrued For / Through  December, 2003

                                                                                        For The 12
                                                                                       Months Ended
                                                           December, 2003             Dec. 31, 2003
                                                          ------------------------------------------
     Servicing Fees ...................................       $693,888.59            $ 7,661,464.48
     Treas Mgmt / Lockbox Fees ........................         14,325.77                167,874.97
     Indenture Trustee Fees ...........................         17,023.57                195,716.14
     Broker / Dealer Fees .............................        182,275.68              1,951,392.21
     Auction Agent Fees ...............................         11,207.82                129,793.19
     Other Permitted Expenses .........................              0.00                      0.00
                                                          ------------------------------------------
     Total ............................................       $918,721.43            $10,106,240.99
                                                          ==========================================

J.  Ratio of Assets to Liabilities as of December 31, 2003

                                                                                             Amount
                                                                                   ----------------
     Total Indenture Assets ....................................................    $864,671,863.50
     Total Indenture Liabilities ...............................................     847,980,735.80
                                                                                   ----------------
     Ratio .....................................................................             101.97%
                                                                                   ================

K.  Senior and Subordinate Percentages as of December 31, 2003

                                                                                             Amount
                                                                                   ----------------
         Aggregate Values ......................................................    $865,224,863.50
                                                                                   ================
         Senior Notes Outstanding Plus Accrued Interest ........................     737,038,701.76
                                                                                   ================
         All Notes Outstanding Plus Accrued Interest ...........................     847,209,381.99
                                                                                   ================
         Dividend Prerequisites:
           Senior Percentage (Requirement = 112%) ..............................             117.39
                                                                                   ================
           Subordinate Percentage (Requirement = 102%) .........................             102.13
                                                                                   ================
           Available for Dividend - Excess (Shortage)
            Over Dividend Prerequisites ........................................    $  1,071,293.87
                                                                                   ================

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